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                                                                    EXHIBIT 10.6

 Pages where confidential treatment has been requested are marked "Confidential Treatment Requested." The redacted material has been separately filed with the
    Commission, and the appropriate place and in the margin with a star (*).


                       RAW AND FINISHED PRODUCTS PURCHASE
                               AND SALE AGREEMENT

     This Raw and Finished Products Purchase and Sale Agreement (the "Agreement") is made and entered into effective as of January 1, 2002 (the "Effective Date") by and between Dynegy Liquids Marketing and Trade ("DLMT"), as "Purchaser," and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller". DLMT and DMSLP may sometimes be referred to herein collectively as the "Parties" and individually as a "Party".

1. AGREEMENT - DMSLP agrees to sell to DLMT and deliver or cause to be delivered to DLMT or its designee and DLMT agrees to purchase all of DMSLP's right, title and interest in and to the Raw Product and Finished Products (as such terms are defined hereinafter) meeting the specifications set forth in Exhibit "B" and owned and/or controlled by DMSLP and produced at the gas processing and/or fractionation plants listed in Exhibits "A-1 and A-2" hereto (the "Plants"), including any future increases in any such Raw Product and Finished Products owned and/or controlled by DMSLP at such Plants. In addition to the foregoing, DMSLP hereby grants unto DLMT the right, but not the obligation, to purchase Raw Product and Finished Products owned and/or controlled by DMSLP produced at any gas processing and/or fractionation plants acquired by DMSLP in the future and any Raw Product and Finished Products owned and/or controlled by DMSLP wherever produced acquired by DMSLP in the future, including, without limitation, fractionation facilities owned by third Parties (collectively, "Future Products") that is not otherwise subject to an existing Raw Product Sales Agreement or Finished Products Sales Agreement at the time such gas processing and/or fractionation plant and/or Raw Product and/or Finished Products are acquired by DMSLP ("Third Party Agreement"). In the event any such Third Party Agreement should terminate or expire, DLMT shall have the right, but not the obligation, to purchase such Raw Product and/or Finished Products from DMSLP effective upon termination of any such Third Party Agreement(s) ("Future Expiring Products"). In order to exercise the right to purchase any Future Products and/or Future Expiring Products, DMSLP shall notify DLMT in writing that (i) it will be acquiring or has acquired (1) a gas processing or fractionation plant from which Raw Product and/or Finished Products may be purchased and/or (2) Raw Product and/or Finished Products, if such Raw Product and/or Finished Products produced at such plant or fractionator or otherwise acquired by DMSLP is not then subject to a Third Party Agreement (the "Acquisition Notice"), and/or (ii) that a Third Party Agreement is or has expired or will be expiring (the "Expiration Notice"), in which event, DLMT shall have fifteen (15) days from its receipt of the Acquisition Notice or the Expiration Notice, as applicable, to notify DMSLP in writing as to whether or not it will exercise its option to purchase such Future Products and/or Future Expiring Products, as applicable. Any Future Products and/or Future Expiring Products in which DLMT has exercised its option to purchase, shall be purchased by DLMT from DMSLP pursuant to, and shall be governed by, the terms and provisions of this Agreement, except that, DLMT and

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        DMSLP shall mutually agree on the pricing provisions and Delivery Point applicable thereto. The Raw Product and Finished Products sold and purchased hereunder shall be delivered to DLMT at the Delivery Point as listed in Exhibit "A" hereto.

        Notwithstanding the foregoing, with respect to Future Products, the option granted herein to DLMT to purchase such Future Products shall expire in the event DMSLP's ultimate parent company, Dynegy Inc., directly or indirectly ceases to own a majority ownership interest in DMSLP.

2. TERM - This Agreement shall commence as of the Effective Date set forth above and shall continue for a period of twenty years, ending on the last day of January, 2022 (the "Primary Term"), and shall continue from year to year thereafter unless terminated by either Party hereto by sending written notice to the other Party at least ninety (90) days prior to the end of the Primary Term or any yearly anniversary thereafter.

3. DEFINITIONS - As used in this Agreement and the Exhibits attached hereto, the following terms shall be given the following meanings:

        "Acquisition Notice" shall have the meaning ascribed to such terms as set forth in Section 1 above.

        "Affiliate" shall mean any Person that directly or indirectly through one or more intermediaries, Controls or is controlled by or is under common control with the Person specified.

        "Business Day" shall mean a day on which Federal Reserve member banks in Houston, Texas are open for business.

        "Control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns fifty percent (50%) or more of the voting securities of the specified Person, if the specified Person owns fifty percent (50%) or more of the voting securities of such Person, or if fifty percent (50%) or more of the voting securities of the specified Person and such Person are under common control.

        "Expiration Notice" shall have the meaning ascribed to such terms as set forth in Section 1 above.

        "Finished Product" shall mean liquid hydrocarbons fractionated from Raw Product, including, but not limited to, Propane, Normal Butane, Isobutane, Natural Gasoline and Ethane.

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                       "Confidential Treatment Requested"

        "Future Expiring Products" shall have the meaning ascribed to such terms as set forth in Section 1 above.

        "Future Products" shall have the meaning ascribed to such terms as set forth in Section 1 above.

        "Losses" shall have the meaning ascribed to such terms as set forth in
        Section 11 below.

        "Netback Price" shall mean the price obtained by DLMT in a sale of Raw Product and/or Finished Products, less Transportation Costs and/or T&F Costs that are reasonably incurred in connection therewith.

        "NGL Component" shall mean each of the five individual hydrocarbon constituents contained in the Raw Product including ethane, propane, isobutane, normal butane, and natural gasoline.

        "Offspec Products" shall have the meaning ascribed to such terms as set forth in Section 11 below.

        "Person" shall mean any individual, corporation, Partnership, limited liability company, association, joint venture, trust, or other organization of any nature or kind.

        "Raw Product" shall mean a mixture of liquid hydrocarbons extracted in a gas processing Plant meeting the specifications set forth on Exhibit "B" hereto.

        "Taxes" shall mean any and all ad valorem, property, occupation, severance, production, extraction, first use, conservation, Btu or energy, gathering, transport, pipeline, utility, gross receipts, gas or oil revenue, gas or oil import, privilege, sales, use, consumption, excise, lease, transaction, environmental, and other taxes, governmental charges, duties, licenses, fees, permits, and assessments.

        "Third Party Agreement" shall have the meaning ascribed to such terms as set forth in Section 1 above.

        "T&F Costs" shall mean all Transportation Costs and the costs and expenses incurred in connection with the receipt and fractionation of Raw Product received by DLMT from DMSLP or that would have been incurred if fractionated, including any loss allowance imposed at the applicable fractionator. For the first five years during the term of this Agreement, the fractionation portion of the T&F Costs shall be a per Gallon fractionation fee calculated on a calendar quarter basis as follows:

*       Y-Grade Fee = [REDACTED]

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                       "Confidential Treatment Requested"

                       and

*       Back-End-Fee = [REDACTED]


        Where:

                FUEL = The fuel cost (in $/MMBtu) equivalent to the Houston Ship
                       Channel Index of INSIDE FERC'S GAS MARKET REPORT, for natural gas (large packages) for the preceding calendar
*                      quarter plus [REDACTED] per MMBTU.

                ELEC = The combined average cost of purchased electricity (in
                       CENTS/KWH) at the Fractionator for the preceding calendar quarter.

                CPIU = The combined average Consumer Price Index, as published by the United States Department of Labor, for the preceding calendar quarter.

           Either Party shall have the right to initiate a renegotiation of either or both of the above fees and fee formulas to be effective on
* any or each of the [REDACTED] of the Effective Date (the "Price Change Dates") by giving the other Party at least ninety (90) Days and no more than one hundred fifty (150) Days notice prior to any of the Price Change Dates. Such negotiations shall commence immediately upon the date of receipt of such notice by the other Party and continue for at least sixty (60) Days thereafter (the "Negotiation Period"). During the Negotiation Period, each Party shall submit to the other Party one or more written offers for the new fee or fees. If the Parties are unable to agree to the new fee or fees by the end of the Negotiation Period, either Party shall have the right to have the new fee or fees re-determined in accordance with the alternative dispute resolution procedures set forth in Section 23 hereinafter, provided that if the matter is submitted for arbitration, the arbitrator's choice shall be based on a determination of which of the Parties' final offers most closely approximates the then current fair market rate for the fractionation and other services provided by or on behalf of DLMT to DMSLP, based on a five Year term for volumes and composition of Raw Product similar to that then being tendered hereunder by DMSLP, and with the market area for comparison being the Mont Belvieu Area.

        "Transportation Costs" shall mean all costs and expenses reasonably incurred in connection with the transportation of Raw Product and/or Finished Products hereunder, including, without limitation, pipeline, rail car, barges, and truck costs, product losses that occur during transportation for reasons other than the negligence or willful misconduct of DLMT and all costs and expenses reasonably incurred in loading, unloading, transporting, terminalling, storing (if required), and handling such Raw Product and/or Finished Products. With respect to barges, trucks and any other modes of transportation owned by DLMT, the applicable Transportation Costs shall not exceed the

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        fair market value of the use of such modes of transportation in transporting Raw Products and/or Finished Products hereunder. In those situations when it is necessary to transport Raw Product and/or Finished Products by truck or rail cars to a pipeline receipt point, such costs shall be included as part of the Transportation Costs. It is understood and agreed that Transportation Costs shall not include any portion of DLMT's general and administrative costs and expenses.

4. PRICING - Except as otherwise provided in this Agreement, the price paid by DLMT to DMSLP for the Raw Product and Finished Products purchased hereunder shall be the prices as set forth in Exhibit "A-1" hereto, with respect to Raw Product, and Exhibit A-2 with respect to Finished Products, or, with respect to Future Products or Future Expiring Products, as mutually agreed to by DMSLP and DLMT.

5. INVOICES AND TERMS OF PAYMENT - Invoices will be prepared by DMSLP and transmitted to the DLMT as soon as reasonably possible during the month following the Delivery Month. Unless otherwise agreed to by the Parties, payment is due within ten (10) days after receipt of invoice by wire transfer of same day available funds. Payments shall be made to the account specified in the applicable invoice. If payment is not made within the specified time, then, with respect to any undisputed amounts that may be owed to DMSLP by DLMT, DMSLP may (i) offset all or any portion of the unpaid balance against monies owed to DMSLP by DLMT under this Agreement or any other agreement between the Parties, (ii) apply any prepayments made by DLMT to DMSLP against any amounts that are owed to DMSLP by DLMT, and/or (iii) charge interest on any portion of the unpaid balance not offset under (i) above at the lesser of one and one-half percent (1 1/2%) per month or the highest rate permitted by Texas law and DMSLP shall be entitled to recover its reasonable and necessary costs of collection, including reasonable attorney's fees. In addition to DMSLP's right to offset and/or charge interest on late payments, if payment is not made within the specified time, then, with respect to any undisputed amounts owed to DMSLP by DLMT, DMSLP, at its sole option, may (i) suspend deliveries to DLMT until all previous deliveries to DLMT have been paid in full, (ii) place DLMT on a cash delivery basis, or (iii) terminate this Agreement or any portion hereof forthwith and without notice. Such suspension or termination shall be without prejudice to any other rights that DMSLP may have.

6.      REPRESENTATIONS AND WARRANTIES -

        A.     DMSLP represents and warrants to DLMT that:

               1. DMSLP has clear title to and/or the right to sell to DLMT the Raw Product and Finished Products delivered hereunder and the right to deliver same, and AGREES TO INDEMNIFY, DEFEND AND HOLD DLMT HARMLESS FROM AND AGAINST ANY LOSS, CLAIM OR DEMAND BY REASON OF ANY FAILURE OF SUCH TITLE OR BREACH OF THIS WARRANTY; and

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                       "Confidential Treatment Requested"

               2. Raw Product and Finished Products delivered hereunder shall be delivered in full compliance with all applicable federal and state laws, rules and regulations and all Presidential Proclamations which may be applicable thereto.

        B. DLMT represents and warrants to the DMSLP that Raw Product and Finished Products received hereunder shall be received in full compliance with all applicable federal and state laws, rules and regulations and all Presidential Proclamations which may be applicable thereto.

7.      NOMINATIONS -

        A. On or prior to the first day of the Month in which Raw Product and/or Finished Products are to be delivered by or on behalf of DMSLP to DLMT hereunder (the "Delivery Month"), DMSLP shall nominate in writing or by e-mail to DLMT (i) the total volumes of Raw Product and each Finished Product DMSLP expects to deliver to DLMT at each Delivery Point during the Delivery Month and (ii) an estimate of each NGL Component contained in such Raw Product to be sold by DMSLP to DLMT at each applicable Delivery Point during the Delivery Month (collectively, the "Initial Nomination"). On or prior to the fifth Business Day of the Delivery Month, if needed by changes in circumstances, DMSLP shall have the right to change the volumes and/or its estimate of each NGL Component contained in Raw Product to be delivered to DLMT during the Delivery Month made in its Initial Nomination (the "Nominated Volumes"). If such a change is not needed to be made based on changes in circumstances or DMSLP fails to make any such needed changes in its Initial Nomination within the required time period, such Initial Nomination shall be deemed to be the Nominated Volumes.

        B. If the actual volume of NGL Components contained in the Raw Product and the volume of each Finished Product delivered to DLMT
* during a Particular Delivery Month is more than [REDACTED] of the Nominated Volumes applicable for such Delivery Month at the applicable Delivery Point, the volumes purchased by DLMT in
*              excess of [REDACTED] of the Nominated Volumes shall be purchased
* by DLMT at the [REDACTED] of (i) the price as set forth in Exhibit "A" hereto, (ii) the price as set forth in Exhibit "A" hereto, except that instead of calculating the price based on
*              [REDACTED] as quoted by OPIS [REDACTED], the [REDACTED] quoted by
* OPIS [REDACTED] shall be utilized to calculate the applicable prices, or (iii) the price as set forth in Exhibit "A" hereto,
*              except that instead of calculating the price based on [REDACTED]
* as quoted by OPIS [REDACTED] as quoted by OPIS for [REDACTED] shall be utilized. In making the price calculations as set forth in (i), (ii) and (iii) above, the deductions applicable thereto (differential, transportation and fractionation charges and marketing fee, if applicable) as set forth in Exhibit "A" hereto shall also apply.

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                       "Confidential Treatment Requested"

        C. If the actual volume of Raw Product and the NGL Components contained therein and each Finished Product delivered to DLMT
* during a Particular Delivery Month is less than [REDACTED] of the Nominated Volumes applicable for such Delivery Month, a penalty shall be paid by DMSLP to DLMT calculated in accordance with the following formula:

*                           Penalty = [REDACTED]

               Where:    NM = Nominated Volumes
                         AV = Actual volumes of Raw Product and Finished
                              Products sold and delivered to DLMT during the delivery Month
*                        HV = The [REDACTED] of:    (i) the price as set forth
                              in Exhibit "A" hereto, (ii) the price as set forth in Exhibit "A" hereto, except that instead of
*                             calculating the price based on [REDACTED] as
*                             quoted by OPIS [REDACTED] quoted by OPIS
* [REDACTED] shall be utilized, or (iii) the price as set forth in Exhibit "A" hereto, except that instead of calculating the price based on
*                             [REDACTED] as quoted by OPIS [REDACTED] as quoted
* by OPIS for [REDACTED] shall be utilized. In making the price calculations as set forth in (i),
                              (ii) and (iii) above, the deductions applicable thereto (differential, transportation and fractionation charges and marketing fee, if applicable) as set forth in Exhibit "A" hereto shall also apply.

                         CP = The price payable by DLMT to DMSLP for the portion
                              of the Nominated Volumes actually sold and delivered by DMSLP to DLMT during the Delivery Month.

               It is understood and agreed that if HV minus CP is zero or a negative number, no penalty shall be payable by DMSLP to DLMT.

        D. Notwithstanding the provisions of Paragraph C above, with respect to any sales of Finished Products by DMSLP to DLMT where the price paid to DLMT is based on a Netback Price, the Penalty provisions set forth in Paragraph C above shall not apply. Instead, DMSLP agrees to compensate DLMT for any economic harm suffered by DLMT as a result DMSLP's and/or its agents' failure to deliver to DLMT the Nominated Volumes. It is understood and agreed that such economic harm, if any, shall never be greater than the Penalty set for in Paragraph C above.

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        E.     DLMT agrees that it will accept delivery of Raw Product and/or
               Finished Product within a reasonable period of time after such Finished Product is made available to it by DMSLP or its agents.

8. TAKE-IN KIND RIGHTS - The Parties hereto acknowledge that there are certain situations where for some reason, such as the small amount of volumes involved, it may not be reasonable for DMSLP to take Raw Product and/or Finished Products in kind but instead allow the operator of the applicable Plant or facility to market same on DMSLP's behalf. DMSLP and DLMT agree to consult with each other prior to DMSLP's making any such elections and if DLMT desires to market such Raw Product and/or Finished Products, DMSLP shall use all reasonable, good faith efforts to exercise any rights that it may have to take such Raw Product and/or Finished Products in kind. In such event, such Raw Product and/or Finished Products shall be subject to this Agreement. If DLMT does not desire to market such Raw Product and/or Finished Products or, if after making reasonable, good faith efforts to take same in kind, DMSLP is not allowed to do so, such Raw Product and/or Finished Product shall not be subject to this Agreement, for as long as the then current election and/or prohibition continues. The provisions of this Section 8 shall not apply to any Plants where DMSLP, as of the Effective Date of this Agreement, elected not to take Raw Product and/or Finished Products in kind. Upon cancellation and/or termination of any such existing elections, the provisions of this Section 8 shall then apply.

9.      DELIVERY - Delivery shall be deemed to have been completed:

        A.     To tank cars when the carrier accepts the same for shipment;

        B. To pipelines when the Raw Product and each Finished Product has passed the downstream flange of the meter metering the Raw Product and each Finished Product for delivery;

        C. To tank trucks when Raw Product and each Finished Product has passed DMSLP's and/or its agent's loading equipment for open hatch deliveries and when Raw Product and each Finished Product enters the tank truck's loading equipment for all other deliveries.

        D. In storage, when DLMT is notified by the storage operator as to the volumes of Raw Product and/or Finished Product it has been credited.

        E. Into ships or barges, when Raw Product and/or Finished Product has passed the vessel's loading flange.

        F. When by an in-line Product transfer, delivery shall be deemed to have been completed upon execution of the order by the pipeline carrier.

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10.     PASSAGE OF TITLE - Title to and risk of loss associated with Raw Product and Finished Products shall pass from DMSLP to DLMT upon completion of delivery, as provided for in Section 7, DELIVERY, of this Agreement. Notwithstanding the foregoing, title to, and risk of loss associated with Raw Product and Finished Products which fails to meet the required specifications shall remain with DMSLP. It is understood and agreed that DLMT shall not be responsible for any adjustments resulting from any prior period allocation or other accounting changes performed by or on behalf of DMSLP and shall not be responsible for returning any Raw Product or Finished Products delivered to it by or on behalf of DMSLP. Once Raw Product and Finished Products are delivered to DLMT, any subsequent allocation or accounting changes shall in no way effect
        DLMT's title to the Raw Product and Finished Products delivered to it hereunder, it being understood and agreed that, in such event, DMSLP shall be required to resolve any such adjustments with the Parties entitled thereto without involving DLMT whatsoever.

11. MEASUREMENT - Measurement shall be done in the manner customarily utilized at the Delivery Point in accordance with one of the following alternatives.

        A. On all deliveries into/out of tank cars, the quantity shall be determined by official tank car capacity tables, meters with no vapor return, or by weighing, in accordance with GPA Publication 8162, 8173 and all revisions thereof, or based on the volumes and NGL Components measured at the injection point into a pipeline, if such Raw Product and Finished Products is transported by truck to such injection point after being delivered to DLMT.

        B. On all deliveries into/out of transport and tank truck equipment, quantities shall be determined by meter with no vapor return, slip tube, rotary gauging device or weighing, in accordance with GPA Publication 8162, all appropriate GPA and API standards and all revisions thereof.

        C. On all deliveries into/out of pipelines, quantity shall be determined by turbine or positive displacement pipeline meter in accordance with API Manual of Petroleum Measurement Standards.

        D. On all deliveries into/out of ships or barges, quantity shall be determined by hand gauging and record static shore tank measurements, unless otherwise agreed.

        E. Any turbine or positive displacement meters used for quantity determinations shall not allow for vapor return.

        F. All quantities shall be corrected to 60 degrees Fahrenheit and equilibrium vapor pressure of the Raw Product and Finished Products at 60 degrees Fahrenheit.

        G. Volume and compressibility correction factors shall be determined from referenced API tables or computer programs used to generate these tables.

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                       "Confidential Treatment Requested"

12. QUALITY - All Raw Product and Finished Products delivered under this Agreement shall meet the specifications set forth in Exhibit "B" to this Agreement and shall not contain any deleterious substances or concentrations of any contaminants that may make such Raw Product or Finished Products commercially unacceptable in general industry application.

13. OFF SPEC RAW PRODUCT AND/OR FINISHED PRODUCTS - In the event any of DMSLP's Raw Product or Finished Products are contaminated or otherwise fails to conform to the required specifications ("Offspec Products"), either Party shall notify the other Party of any such failure, and DMSLP immediately shall undertake and diligently pursue such acts as may be necessary to correct such failure so as to deliver Raw Product and Finished Products conforming to the required specifications; but nothing contained in this Section or any other Part of this Agreement shall be construed to affect DLMT's right, at any time and from time to time, to reject any Raw Product and/or Finished Products not conforming to said specifications and to refuse or suspend receipt until it is established to DLMT's reasonable satisfaction that subsequent deliveries of Raw Product and Finished Products will conform to said specifications. If it is subsequently determined that DLMT unknowingly accepted Offspec Products, the Parties hereto will mutually agree upon a discounted price for such Offspec Product to reflect (i) its diminution in value, if any, from Raw Product and Finished Products meeting the required specifications hereof or (ii) the cost incurred by DLMT in handling such Offspec Products. DMSLP AGREES TO INDEMNIFY AND HOLD HARMLESS DLMT, ITS AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND CONTRACTORS, FROM ALL ACTUAL LOSSES, COSTS, EXPENSES, CLAIMS (INCLUDING, WITHOUT LIMITATION, PERSONAL INJURY OR PROPERTY DAMAGE CLAIMS), DAMAGES, AND CAUSES OF ACTION, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND COSTS OF COURT (COLLECTIVELY, THE "LOSSES") INCURRED BY DLMT, SUCH PERSONS, OR SUCH AFFILIATES ARISING OUT OF, OR IN ANY WAY ASSOCIATED WITH, THE DELIVERY TO DLMT OF OFF-SPEC RP WHICH IS UNKNOWLINGLY ACCEPTED BY DLMT.

14. INSPECTION - Each Party shall be entitled to have its representatives present during all loadings, unloadings, tests and measurements involving delivery of Raw Product and Finished Products under this Agreement. Either Party may secure an independent, certified outside inspector(s) to perform gauging, sampling, and testing, in which event such inspector's determinations shall be conclusive and binding on the Parties. Payments for such outside inspector's services will be shared equally among the Parties unless some other arrangement for payment is mutually agreed upon.

15. TANK CARS - If DLMT's tank cars are used and they are not unloaded and returned to the railroad within five (5) days of arrival, to the extent such delay is not caused by DLMT, DMSLP shall be liable to DLMT for
*       rental at the rate of (i) [REDACTED] for

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                       "Confidential Treatment Requested"

        each day or fraction thereof in excess of five (5) days or (ii) the
* [REDACTED], whichever is [REDACTED]. Tank cars shall not be diverted without DLMT's prior written consent.

16. FORCE MAJEURE - If either Party is rendered unable, wholly or in Part, to perform its obligations under this Agreement (other than to make payments due hereunder) due to force majeure, defined herein as any cause or causes beyond the control of the Party affected, then upon the affected Party giving prompt notice and full Particulars of such force majeure to the other Party, the obligations of the Parties hereunder, only so far as affected by such force majeure, shall be suspended for the duration of such inability to perform, but for no longer period, and such cause shall, so far as possible, be remedied with all reasonable dispatch. Notwithstanding the foregoing, it is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party having the difficulty, and that the above requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Party when such course is inadvisable in the discretion of the Party having the difficulty.

17.     INDEMNITIES -

        A. DMSLP AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW AND REGARDLESS OF THE PRESENCE OR ABSENCE OF INSURANCE, TO DEFEND, INDEMNIFY AND HOLD DLMT, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS HARMLESS FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING COURT COSTS, ANY COST OR EXPENSE OF INCIDENT INVESTIGATION AND REASONABLE ATTORNEY'S FEES,) OR ANY LIABILITY ARISING FROM OR ON ACCOUNT OF INJURY, DEATH OR DAMAGE WHICH OCCUR BEFORE OR AT THE TIME OF DELIVERY OF RAW PRODUCT AND FINISHED PRODUCTS TO DLMT UNDER THIS AGREEMENT AND ARISE IN CONNECTION WITH DMSLP'S OR ITS REPRESENTATIVE'S OR AGENT'S OPERATIONS, LOADING, TRANSPORTATION, STORAGE, OR HANDLING OF RAW PRODUCT AND FINISHED PRODUCTS COVERED BY THIS AGREEMENT; PROVIDED, HOWEVER, DMSLP'S INDEMNITY OBLIGATION SHALL ONLY APPLY TO THE EXTENT OF DMSLP'S NEGLIGENCE.

        B. DLMT AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW AND REGARDLESS OF THE PRESENCE OR ABSENCE OF INSURANCE, TO DEFEND, INDEMNIFY AND HOLD DMSLP, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS HARMLESS FROM ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION,

               COSTS AND EXPENSES (INCLUDING COURT COSTS, ANY COST OR EXPENSE OF INCIDENT INVESTIGATION AND REASONABLE ATTORNEY'S FEES,) OR ANY LIABILITY ARISING FROM OR ON ACCOUNT OF INJURY, DEATH OR DAMAGE WHICH OCCUR AFTER COMPLETION OF DELIVERY OF RAW PRODUCT AND FINISHED PRODUCTS TO DLMT UNDER THIS AGREEMENT AND ARISE IN CONNECTION WITH PURCHAER'S TRANSPORTATION, STORAGE, OR HANDLING OF RAW PRODUCT AND FINISHED PRODUCTS COVERED BY THIS AGREEMENT; PROVIDED, HOWEVER, DLMT'S INDEMNITY OBLIGATION SHALL ONLY APPLY TO THE EXTENT OF DLMT'S NEGLIGENCE.

18. NOTICE - Any notice, claim, demand or other correspondence hereunder shall be in writing and shall be delivered personally, by mail or by facsimile transmission to the Party's address set forth in the Agreement, unless changed by notice. Such notice, claim, demand or correspondence shall be deemed to have been given on the date of the delivery thereof to the Party receiving such notice.

19. AUDIT - For a period of twenty four (24) months from the date of any statement or invoice, each Party and its duly authorized representatives shall have access to the accounting records and other documents maintained by the other Party which relate to the Raw Product and Finished Products being delivered under this Agreement and any other matters covered by this Agreement and shall have the right to audit such records and other documents once a year in the offices of the Party to be audited at any reasonable time or times upon at least forty five (45) days prior written notice. Neither Party shall make claim on the other for any adjustment after a period of twenty-four (24) months elapses from the date of any statement or invoice.

20. TAXES - DMSLP shall be responsible for any royalties, overriding royalties, and other payments due or to become due on the hydrocarbons which are subject to this Agreement. DMSLP shall be liable for and shall pay, or cause to be paid, or reimburse DLMT, if DLMT has paid, all Taxes applicable to the Raw Product and Finished Products sold hereunder upstream of the Point(s) of Delivery. If DLMT is required to remit such Tax, the amount thereof shall be deducted from any sums becoming due to DMSLP hereunder and shall be itemized on the statement provided by DLMT in accordance with each Exhibit "A". DLMT shall be liable for and shall pay, cause to be paid, or reimburse DMSLP, if DMSLP has paid, all Taxes applicable to the sale and/or delivery Raw Product and Finished Products hereunder at and downstream of the Delivery Point including any Taxes imposed or collected by a taxing authority with jurisdiction over DLMT, provided, however, when laws, ordinances or regulations permit or impose upon DMSLP the obligation to collect or pay Taxes applicable to the sale and/or delivery of Raw Product and Finished Products hereunder at the Delivery Point, DMSLP shall collect all such Taxes from DLMT, which shall be in addition to the applicable Price, and remit the same to the appropriate governmental authority, unless DLMT furnishes a certificate of exemption. DMSLP SHALL INDEMNIFY AND HOLD DLMT, ITS DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES AND DLMT'S AFFILIATES AND THEIR DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, TOGETHER WITH ALL LOSS, DAMAGE AND EXPENSE (INCLUDING COURT COSTS AND ATTORNEYS' FEES) ARISING WITH RESPECT TO THE PAYMENT OF ANY TAXES, ROYALTIES, OVERRIDING ROYALTIES AND OTHER PAYMENTS DUE OR TO BECOME DUE ON THE HYDROCARBONS WHICH ARE SUBJECT TO THIS AGREEMENT AND WHICH DMSLP IS OBLIGATED TO PAY UNDER THIS AGREEMENT.

21. LIMITATION OF LIABILITY - A PARTY'S DAMAGES RESULTING FROM A BREACH OR VIOLATION OF ANY COVENANT, CONDITION OR PROVISION CONTAINED IN THIS AGREEMENT BY THE OTHER PARTY, EXCLUDING ANY THIRD PARTY CLAIMS
        COVERED BY ANY INDEMNITY PROVISIONS SET FORTH IN THIS AGREEMENT, SHALL BE LIMITED TO ACTUAL DIRECT DAMAGES, AND NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY OTHER DAMAGES FOR SUCH BREACH OR VIOLATION, INCLUDING WITHOUT LIMTATION, INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.

22. CONFLICTS OF INTEREST - No director, employee or agent of either Party shall give or receive any commission, fee, rebate, gift or entertainment of significant cost or value in connection with this Agreement. Any representative(s) authorized by either Party may, at its sole expense, audit the applicable records of the other Party solely for the purpose of determining whether there has been compliance with this Article.

23. ALTERNATIVE DISPUTE RESOLUTION PROCEDURES - Each of the Parties hereto will attempt in good faith to resolve any controversy or claim arising out of or relating to this Agreement promptly by use of the following procedures, in the order listed:

        A. Any dispute arising out of or relating to this Agreement shall be resolved in accordance with the procedures specified in this
               Section 22, which shall be the sole and exclusive procedures for the resolution of any such disputes, and the Parties hereby expressly waive all rights to have any such disputes heard before a court of law, except the right to enforce an arbitration award as described hereinafter.

        B. The Parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this contract. Any Party may give the other Party written notice of any dispute (a "Dispute Notice") not resolved in the normal course of business. Within 15 days after delivery of a

               Dispute Notice, the receiving Party shall submit to the other a written response. The Dispute Notice and the response shall include (a) a statement of each Party's position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that Party and of any other person who will accompany the executive. Within 30 days after delivery of the disputing Party's Dispute Notice, the executives of both Parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one Party to the other will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

        C. If the dispute has not been resolved by negotiation within 45 days after delivery of the disputing Party's Dispute Notice, or if the Parties failed to meet within 30 days, the Parties shall endeavor to settle the dispute by mediation under the then current CPR Mediation Procedure. Unless otherwise agreed, the Parties will select a mediator from the CPR Panels of Distinguished Neutrals, the cost of which shall be shared equally by the Parties.

        D. Any dispute arising out of or relating to this contract including the breach, termination or validity thereof which has not been resolved by a non-binding procedure as provided herein within 90 days after the initiation of such procedure, shall be settled by arbitration in accordance with the CPR Rules for Non-Administered Arbitration in effect on the date of this agreement, by three arbitrators, none of whom shall be appointed by either Party; provided, however, that if either Party will not Participate in a non-binding procedure, the other may initiate arbitration before expiration of the above period; provided further, however, the cost of the hearing shall be shared equally by the Parties, and each Party shall be responsible for its own expenses and those of its counsel or other representatives. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The place of arbitration shall be Houston, Texas. The arbitrator(s) are not empowered to award damages in excess of compensatory damages and each Party expressly waives and foregoes any right to punitive, exemplary or similar damages unless a statute requires that compensatory damages be increased in specified manner.

        E. The statute of limitations of the State of Texas applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder, except that no defenses shall be available based upon the passage of time during any negotiation or mediation called for by the preceding paragraphs of this
               Section 22, which shall be deemed to have commenced on the date the receiving Party received a Dispute Notice from the disputing Party.

24. CONDUCT OF PARTIES' BUSINESS - Each Party in the performance of this Agreement is engaged in an independent business and nothing herein contained shall be construed as giving either Party any right to control the other Party in any way in the performance of the other Party's business. Neither Party shall have any right to exercise control over any of the other Party's employees, representatives, agents or contractors of any level except to the extent of any safety requirements for delivery Raw Product and Finished Products under this Agreement. All employees, representatives, agents or contractors of any level of a Party shall be entirely under the control and direction of that Party, which shall be entirely responsible for their actions and omissions.

25. GOVERNING LAW - THIS AGREEMENT SHALL BE SUBJECT TO THE JURISDICTION OF, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, INCLUDING THE TEXAS BUSINESS AND COMMERCE CODE, AS AMENDED, EXCEPT AS OTHERWISE SPECIFIED HEREIN, WITHOUT REGARD TO ANY CONFLICT OF LAWS RULES THAT MAY DIRECT THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

26. CONFIDENTIALITY - Except as required by law or by order, rule, regulation or decree of any governmental agency or court having jurisdiction or any nationally or internationally recognized stock exchange, each Party shall hold as confidential any information in or obtained in association with this Agreement.

27. SEVERABILITY - The invalidity of any one or more covenants or provisions of this Agreement shall not affect the validity of any other provisions hereof or this Agreement as a whole, and in case of any such invalidity, this Agreement shall be construed to the maximum extent possible as if such invalid provision had not been included herein.

28. NO THIRD PARTY BENEFICIARY - Nothing in this Agreement shall entitle any Person other than DMSLP or DLMT, or their successors or assigns, to any claim, cause of action, remedy or right of any kind relating to the transaction(s) contemplated by this Agreement.

29. WAIVER - Waiver by either Party of the breach of any provision(s) hereof by the other Party shall not be deemed to be a waiver of the breach of any other provision(s) hereof or of any subsequent or continuing breach of such provision(s).

30. ALTERATIONS - This Agreement contains the entire Agreement of the Parties respecting the matters addressed herein and no oral promises, agreements or warranties shall be deemed a Part hereof, nor shall any alteration or amendment of this Agreement, or waiver of any of its provisions, be binding upon either Party hereto unless the same be in writing and signed by both Parties.

31. CONSTRUCTION OF AMBIGUITY - The Parties acknowledge and agree that the terms and conditions of this Agreement were freely negotiated and drafted by the Parties and the Parties expressly agree that in the event of any ambiguity in any of the terms and conditions of this Agreement, including any attachments, exhibits or schedules hereto, such ambiguity shall not be construed for or against any Party hereto on the basis that such Party did or did not author the same.

32. HEADINGS - The headings of the Articles, Sections and Paragraphs of this Agreement are for convenience of reference only and shall not constitute a Part, nor modify, define or limit any of the terms or provisions, hereof.

33. TEXAS DECEPTIVE TRADE PRACTICES - CONSUMER PROTECTION ACT - The Parties certify that they are not "consumers" within the meaning of the Texas Deceptive Trade Practices-Consumer Protection Act, Subchapter E of Chapter 17, Sections 17.41, ET SEQ., Of the Texas Business and Commerce code, as amended ("DTPA"). The Parties covenant, for themselves and for and on behalf of any successor or assignee, that, if the DTPA is applicable to this agreement, (i) the Parties are "business consumers" as that term is defined in the DTPA, (ii) other than section 17.555 of the Texas Business and Commerce Code, each Party hereby waives and releases all of its rights and remedies thereunder as applicable to the other Party and its successors and assigns, and (iii) each Party shall defend and indemnify the other Party from and against any and all claims of or by the indemnifying Party or any of its successor and assigns or any of its or their Affiliates or subsidiaries based in whole or in Part on the DTPA arising out of or in connection with this agreement.

34. ASSIGNMENT - This Agreement shall be binding on any purchaser of the gas processing Plants listed in Exhibits A-1 and A-2 owned by DMSLP or by any Person in which DMSLP owns an interest not otherwise situated along the Gulf Coast. With respect to the gas processing Plants situated along the Gulf Coast, DMSLP shall have the right to transfer such Plants or interests therein without being subject to this Agreement but, with respect to any Raw Product and/or Finished Products attributable to gas processed under any gas processing rights that DMSLP has or in the future may acquire, this Agreement shall be binding upon the purchaser and/or transferee of any such gas processing rights.

"PURCHASER"                             "SELLER"

DYNEGY LIQUIDS MARKETING                DYNEGY MIDSTREAM SERVICES, LIMITED
AND TRADE                               PARTNERSHIP
                                        By:   Dynegy Midstream G.P., Inc., its
                                              General Partner

By:                                     By:
      -----------------------------           -------------------------------
Name:                                   Name:
      -----------------------------           -------------------------------
Title:                                  Title:
      -----------------------------           -------------------------------

Date:                                   Date:
      -----------------------------           -------------------------------

                                                     DMS CONTRACT # ____________
                                                     DLMT CONTRACT # ___________

                                  EXHIBIT "A-1"

               Attached To And Made Part Of That Raw Product and Finished Products Purchase And Sale Agreement Dated Effective The 1st Day Of January, 2002, Between Dynegy Liquids Marketing And Trade, As "Purchaser" And Dynegy Midstream Services, Limited Partnership, As "Seller".

                               RAW PRODUCT PRICING

                       "Confidential Treatment Requested"

BARRACUDA                          EXHIBIT A-1                     DMS # 013471
                                                         DLMT RA # DYD02(TP)0008
                                                               DLMT OEL # 013711

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 ---------------------------------------------------------------------------------------------------------

        SOURCE          PRODUCTION DESTINATION         DELIVERY POINT                  QUANTITY
 ---------------------------------------------------------------------------------------------------------
                                                                              Total production owned
BARRACUDA              LAKE CHARLES              OUTLET OF THE BARRACUDA      and/or controlled by
                       FRACTIONATOR              PLANT                        DMSLP at the Delivery
                                                                              Point

                                PRICE AT DELIVERY POINT
 -------------------------------------------------------------------------------------

*  Ethane = [REDACTED]

*  Propane, Isobutane = [REDACTED]

*  Normal Butane, Gasoline = [REDACTED]

*     Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor

      AND

*     Less (-) a transportation and fractionation fee (T&F) of [REDACTED] cents per gallon. The T&F fee shall be redetermined quarterly beginning April 1, 2002 by taking the sum of the following fee components (results in cents per gallon):
*      1)   Fixed fee of [REDACTED] cents/gallon
*      2)   [REDACTED] times GDP Implicit Price Deflator (GDP-IPD) for previous quarter divided by GDP-IPD for 4Q 2001
*      3)   [REDACTED] times average price of natural gas for previous quarter (Inside
*           FERC Henry Hub first of month Index) divided by [REDACTED]
*      4)   The T&F fee shall have a floor of [REDACTED] cents/gallon

 -----------------------------------------------------------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
           DYNEGY LIQUIDS MARKETING                                    DYNEGY MIDSTREAM SERVICES,
                AND TRADE                                                   LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CASPER DOUGLAS                     EXHIBIT A-1                      DMS # 013470
                                                         DLMT RA # DYD02(TP)0027
                                                               DLMT OEL # 013710

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------

            SOURCE                PRODUCT DESTINATION      DELIVERY POINT           QUANTITY
 -----------------------------------------------------------------------------------------------------------------------------------

DOUGLAS                         DOUGLAS DELIVERED TO     OUTLET OF THE       Total production owned
                                INTO PHILLIPS            DOUGLAS PLANT       and/or controlled by
                                FRACTIONATOR IN WYOMING                      DMSLP at the Delivery
                                                                             Point


                         PRICE AT DELIVERY POINT
-----------------------------------------------------------------------


* Ethane, Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

Less (-) the fee derived from the sum of the following fixed fractionation formula:
*  1)   [REDACTED] (re-determined annually)
*  2)   [REDACTED] times avg fuel gas price (in $/MMBtu) of previous calendar year
*  3)   [REDACTED] times avg electric cost of Wyoming and Colorado in cents/KWH

*  4)   [REDACTED]  times avg labor cost for petroleum  refinery  workers in $/hour
*  5)   [REDACTED] times avg Conway spot prices for previous calendar
*       year in cents/gallon but not to exceed [REDACTED] nor less than
*       [REDACTED]
------------------------------------------------------------------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
           DYNEGY LIQUIDS MARKETING                                    DYNEGY MIDSTREAM SERVICES,
                AND TRADE                                                   LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                       Date:
                       -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX          EXHIBIT A-1                      DMS # 013453
                                                         DLMT RA # DYD02(TP)0022
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------

        SOURCE            PRODUCT DESTINATION       DELIVERY POINT            QUANTITY
 ---------------------------------------------------------------------------------------------

 CHICO-YGD/            ABILENE INTO WEST TEXAS    OUTLET OF THE        Total production
 ABILENE               PIPELINE DELIVERED TO      CHICO PLANT          owned and/or
                       CEDAR BAYOU FRACTIONATOR                        controlled by DMSLP
                                                                       at the Delivery Point

                           PRICE AT DELIVERY POINT
-------------------------------------------------------------------------------


* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]


* Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) the applicable monthly trucking fee from Chico to Abilene
* Less (-) a truck unloading fee of [REDACTED]
  Less (-) West Texas Pipeline's applicable tariff rate

 AND

 Less (-) the fee derived from the sum of the following fixed fractionation formula:
* 1.   [REDACTED] (re-determined annually)
* 2.   [REDACTED] times avg fuel gas price of Houston Ship Channel for
*      previous quarter plus [REDACTED] divided by [REDACTED]
* 3.   [REDACTED] times avg electric cost of CBF for previous quarter divided
*      by [REDACTED]
* 4.   [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]
 -----------------------------------------------------------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
           DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                  ----------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX          EXHIBIT A-1                      DMS # 013453
                                                         DLMT RA # DYD02(TP)0019
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


---------------------------------------------------------------------------------------------------------

           SOURCE               PRODUCT DESTINATION          DELIVERY POINT              QUANTITY
---------------------------------------------------------------------------------------------------------

BRECKENRIDGE/             SHACKELFORD INTO WEST        OUTLET OF THE             Total production
SHACKELFORD               TEXAS PIPELINE DELIVERED     SHACKELFORD PLANT         owned and/or
                          TO CEDAR BAYOU                                         controlled by DMSLP
                          FRACTIONATOR                                           at the Delivery Point

                              PRICE AT DELIVERY POINT
---------------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]

* Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) West Texas Pipeline's applicable tariff rate

AND


Less (-) the fee derived
from the sum of the following
fixed fractionation formula:

* 1)   [REDACTED] (re-determined annually)
* 2)   [REDACTED] times avg  fuel gas price of Houston Ship Channel for previous
*      quarter plus [REDACTED] divided by [REDACTED]
* 3)   [REDACTED] times avg electric cost of CBF for previous quarter divided by
*      [REDACTED]
* 4)   [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]
 ----------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
         DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP


                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      --------------------------------------------                 ----------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX         EXHIBIT A-1                       DMS # 013453
                                                         DLMT RA # DYD02(TP)0023
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 --------------------------------------------------------------------------------------------
     SOURCE           PRODUCT DESTINATION         DELIVERY POINT          QUANTITY
 --------------------------------------------------------------------------------------------
  CHICO EP            CHICO INTO KOCH-STERLING     OUTLET OF         Total production owned
                      PIPELINE DELIVERED TO KOCH   THE CHICO         and/or controlled by
                      FRACTIONATOR IN MEDFORD, OK  PLANT             DMSLP at the Delivery
                                                   POINT

                            PRICE AT DELIVERY POINT
---------------------------------------------------------------------------------------------

*  Ethane = [REDACTED]

*  Propane Component = [REDACTED]

*  Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor

   Less (-) Koch-Sterling Pipeline's applicable tariff rate

   AND

*  Less (-) a differential of [REDACTED]
---------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                         "SELLER"
          DYNEGY LIQUIDS MARKETING                                           DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                      LIMITED PARTNERSHIP


                By:                                                         By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                       Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                      Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                       Date:
                      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX          EXHIBIT A-1                      DMS # 013453
                                                         DLMT RA # DYD02(TP)0033
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 ----------------------------------------------------------------------------------------------------

         SOURCE             PRODUCT DESTINATION         DELIVERY POINT             QUANTITY
 ----------------------------------------------------------------------------------------------------
CHICO-YGD/              SPRINGTOWN INTO WEST        OUTLET OF THE CHICO   Total production owned
SPRINGTOWN              TEXAS PIPELINE DELIVERED    PLANT                 and/or controlled by
                        TO CEDAR BAYOU                                    DMSLP at the Delivery
                        FRACTIONATOR                                      Point


                        PRICE AT DELIVERY POINT
---------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]

* Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED]of adjusted base with [REDACTED] floor

  Less (-) the applicable monthly
  trucking fee from Chico to Springtown

* Less (-) a truck unloading fee of [REDACTED]
  Less (-) West Texas Pipeline's applicable tariff rate

AND

Less (-) the fee derived from the sum of the following fixed fractionation formula:
* 1.   [REDACTED] (re-determined annually)
* 2.   [REDACTED] times avg fuel gas price of Houston Ship Channel
*      for previous quarter plus [REDACTED] divided by [REDACTED]
* 3.   [REDACTED] times avg electric cost of CBF for previous quarter
*      divided by [REDACTED]
* 4.   [REDACTED] times avg CPI-U for previous quarter divided by
*      [REDACTED]
 -------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED]

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
         DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX         EXHIBIT A-1                        DMS #013453
                                                         DLMT RA # DYD02(TP)0021
                                                                DLMT OEL #013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



 ------------------------------------------------------------------------------------------------

          SOURCE             PRODUCT DESTINATION       DELIVERY POINT           QUANTITY
 ------------------------------------------------------------------------------------------------

CHICO-YGD/                TRUCKED FROM CHICO        OUTLET OF THE       Total production
MTB                       OUTLET TO MONT BELVIEU    CHICO PLANT         owned and/or
                          DELIVERED TO CEDAR                            controlled by DMSLP
                          BAYOU FRACTIONATOR                            at the Delivery Point


                    PRICE AT DELIVERY POINT
------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]

* Gasoline = [REDACTED]


* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) the applicable monthly trucking fee from Chico to Mt Belvieu
* Less (-) a truck unloading fee of [REDACTED]

AND


Less (-) the fee derived from the sum of the following fixed fractionation formula:
* 1.      [REDACTED]
* 2.      [REDACTED] times avg fuel gas price of Houston Ship Channel for previous quarter plus
*         [REDACTED] divided by [REDACTED]
* 3.      [REDACTED] times avg electric cost of CBF for previous quarter divided by [REDACTED]
* 4.      [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]
 ------------------------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
           DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                AND TRADE                                                     LIMITED PARTNERSHIP


                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                       Date:
                      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX         EXHIBIT A-1                       DMS # 013453
                                                         DLMT RA # DYD02(TP)0023
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

  --------------------------------------------------------------------------------------------------
       SOURCE               PRODUCT DESTINATION           DELIVERY POINT             QUANTITY
  --------------------------------------------------------------------------------------------------
                     CHICO OUTLET INTO WEST TEXAS       OUTLET OF THE        Total production owned
  CHICO YGD          PIPELINE DELIVERED TO GULF COAST   CHICO PLANT          and/or controlled by
                     FRACTIONATOR                                            DMSLP at the Delivery
                                                                             Point


                          PRICE AT DELIVERY POINT
------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]

* Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED]of adjusted base with [REDACTED] floor
  Less (-) West Texas Pipeline's applicable tariff rate

 AND


 Less (-) the fee derived
 from the sum of the following
 fixed fractionation formula:

* 1)       [REDACTED] (re-determined annually)
* 2)       [REDACTED] times current month fuel cost divided by [REDACTED]
* 3)       [REDACTED] times CPI-U from two months prior divided by
*          [REDACTED]
  ----------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
         DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX          EXHIBIT A-1                      DMS # 013453
                                                         DLMT RA # DYD02(TP)0020
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -------------------------------------------------------------------------------------------------------

        SOURCE             PRODUCT DESTINATION         DELIVERY POINT               QUANTITY
 -------------------------------------------------------------------------------------------------------
                                                    OUTLET OF THE CHICO   Total production owned
 CHICO-YGD/            BRIDGEPORT INTO WEST TEXAS   PLANT                 and/or controlled by DMSLP
 BRIDGEPORT            PIPELINE DELIVERED TO                              at the Delivery Point
                       CEDAR BAYOU FRACTIONATOR


                       PRICE AT DELIVERY POINT
------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]

* Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) the applicable monthly trucking fee from Chico to Bridgeport
* Less (-) a truck unloading fee of [REDACTED]
  Less (-) West Texas Pipeline's applicable tariff rate

AND


Less (-) the fee derived
from the sum of the
following fixed
fractionation formula:

* 1.   [REDACTED] (re-determined annually)
* 2.   [REDACTED] times avg fuel gas price of Houston Ship Channel
*      for previous quarter plus [REDACTED] divided by [REDACTED]
* 3.   [REDACTED] times avg electric cost of CBF for previous
*      quarter divided by [REDACTED]
* 4.   [REDACTED] times avg CPI-U for previous quarter divided by
*      [REDACTED]
 -----------------------------------------------------------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                     "SELLER"
          DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                  LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                       Date:
                      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

INDIAN BASIN                        EXHIBIT A-1                     DMS # 013461
                                                         DLMT RA # DYD02(TP)0026
                                                               DLMT OEL # 013704

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------

       SOURCE            PRODUCT DESTINATION          DELIVERY POINT                QUANTITY
 -----------------------------------------------------------------------------------------------------------------------------------
                                                  OUTLET OF THE INDIAN     Total production owned
 INDIAN BASIN         INDIAN BASIN INTO WEST      BASIN PLANT              and/or controlled by DMSLP
                      TEXAS PIPELINE DELIVERED                             at the Delivery Point
                      TO CEDAR BAYOU
                      FRACTIONATOR

                       PRICE AT DELIVERY POINT
----------------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) West Texas Pipeline's applicable tariff rate

AND

Less (-) the fee derived from the sum of the following fixed fractionation formula:
* 1)   [REDACTED] (re-determined annually)
* 2)   [REDACTED] times avg  fuel gas price of Houston Ship
*      Channel for previous quarter plus [REDACTED] divided by
*      [REDACTED]
* 3)   [REDACTED] times avg electric cost of CBF for previous
*      quarter divided by [REDACTED]
* 4)   [REDACTED] times avg CPI-U for previous quarter divided by
*      [REDACTED]

 --------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
          DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                      ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

IOWA                               EXHIBIT A-1                      DMS # 013472
                                                         DLMT RA # DYD02(TP)0005
                                                               DLMT OEL # 013712

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".


                                                               DMS SALES TO DLMT


 ------------------------------------------------------------------------------

   SOURCE      PRODUCT DESTINATION     DELIVERY POINT          QUANTITY
 ------------------------------------------------------------------------------
                                                         Total production
 IOWA        LAKE CHARLES             OUTLET OF THE      owned and/or
             FRACTIONATOR             IOWA PLANT         controlled by DMSLP
                                                         at the Delivery Point

-------------------------------------------------------------------------------


               PRICE AT DELIVERY POINT
-----------------------------------------------------

* Ethane = [REDACTED]

* Propane, Isobutane = [REDACTED]

* Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted
* base with [REDACTED] floor

  AND


          Less (-) a transportation and fractionation
*         fee (T&F) of [REDACTED] cents per gallon.
          The T&F fee shall be redetermined quarterly
          beginning April 1, 2002 by taking the sum of
          the following fee components (results in cents
          per gallon):
* 1)      Fixed fee of [REDACTED] cents/gallon
* 2)      [REDACTED] times GDP Implicit Price Deflator
          (GDP-IPD) for previous quarter divided by GDP-IPD
          for 4Q 2001
* 3)      [REDACTED] times average price of natural
          gas for previous quarter (Inside FERC Henry Hub
*         first of month Index) divided by [REDACTED]

* 4)      The T&F fee shall have a floor of [REDACTED]
          cents/gallon
-----------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
           DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                        "Confidential Treatment Requsted"

LOWRY                               EXHIBIT A-1                     DMS # 013474
                                                         DLMT RA # DYD02(TP)0005
                                                               DLMT OEL # 013714

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 -----------------------------------------------------------------------------------------------------------------------------------

       SOURCE              PRODUCT DESTINATION          DELIVERY POINT           QUANTITY
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                           Total production
  LOWRY               LAKE CHARLES FRACTIONATOR      OUTLET OF THE LOWRY   owned and/or
                                                     PLANT                 controlled by DMSLP
                                                                           at the Delivery
                                                                           Point

                           PRICE AT DELIVERY POINT
-----------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane = [REDACTED]

* Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor

 AND


     Less (-) a transportation and fractionation
*    fee (T&F) of [REDACTED] cents per gallon.
     The T&F fee shall be redetermined quarterly beginning April 1, 2002 by taking the sum of the following fee components (results in cents per gallon):

* 1)       Fixed fee of [REDACTED] cents/gallon
* 2)       [REDACTED] times GDP Implicit Price Deflator (GDP-IPD)
           for previous quarter divided by GDP-IPD for 4Q 2001
* 3)       [REDACTED] times average price of natural gas for previous quarter
*          (Inside FERC Henry Hub first of month Index) divided by [REDACTED]
* 4)       The T&F fee shall have a floor of [REDACTED] cents/gallon
 ------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                        "SELLER"
          DYNEGY LIQUIDS MARKETING                                         DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SABINE PASS                  EXHIBIT A-1                             DMS #014133
                                                         DLMT RA # DYD02(TP)0036
                                                                DLMT OEL #014132

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective February 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT
    ------------------------------------------------------------------------------------------------
         SOURCE             PRODUCT DESTINATION        DELIVERY POINT              QUANTITY
    ------------------------------------------------------------------------------------------------
    CHEVRON'S  WEST            LAKE CHARLES          OUTLET OF THE EL PASO        Total production
    CAMERON BLOCK 17           FRACTIONATOR          SABINE PASS PLANT            owned and/or
    PRODUCTION FLOWING                                                            controlled by
    THROUGH TENNESSEE                                                             DMSLP at the
    GAS PIPELINE                                                                  Delivery Point



    PRICE AT DELIVERY POINT
    -----------------------

*   Ethane = [REDACTED]

*   Propane, Isobutane = [REDACTED]

*   Normal Butane, Gasoline = [REDACTED]

*   Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor

    AND


* Less (-) a transportation and fractionation fee (T&F) of [REDACTED] cents per gallon. The T&F fee shall be redetermined quarterly beginning
    April 1, 2002 by taking the sum of the following fee components (result in cents per gallon):


*   1)       Fixed fee of [REDACTED] cents/gallon
*   2)       [REDACTED] times GDP Implicit Price Deflator (GDP-IPD) for previous quarter divided by GDP-IPD for 4Q 2001
*   3)       [REDACTED] times average price of natural gas for previous quarter (Inside
*            FERC Henry Hub first of month Index) divided by [REDACTED]
*   4)       The T&F  fee shall have a floor of [REDACTED] cents/gallon

  -----------------------------------------------------------------------------------------------------
*    For the purpose of this Exhibit, [REDACTED].


This Exhibit A is effective February 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty
(30) days' prior written notice of termination.


                      "PURCHASER"                                                        "SELLER"
              DYNEGY LIQUIDS MARKETING                                          DYNEGY MIDSTREAM SERVICES,
                      AND TRADE                                                     LIMITED PARTNERSHIP

       By:                                                          By:
           -------------------------------------------                  ---------------------------------------------

       Name:                                                        Name:
             -----------------------------------------                    -------------------------------------------

       Title:                                                       Title:
              ----------------------------------------                     ------------------------------------------

       Date:                                                        Date:
             -----------------------------------------                   --------------------------------------------


                       "Confidential Treatment Requested"

SAND HILLS COMPLEX                 EXHIBIT A-1                      DMS # 013462
                                                         DLMT RA # DYD02(TP)0031
                                                               DLMT OEL # 013705

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 --------------------------------------------------------------------------------------------

        SOURCE          PRODUCT DESTINATION      DELIVERY POINT            QUANTITY
 --------------------------------------------------------------------------------------------
                                               OUTLET OF THE SAND   Total production owned
 SAND HILLS            SAND HILLS INTO WEST    HILLS PLANT          and/or controlled by
                       TEXAS PIPELINE                               DMSLP at the Delivery
                       DELIVERED TO CEDAR                           Point
                       BAYOU FRACTIONATOR


                                  PRICE AT DELIVERY POINT
-----------------------------------------------------------------------------------------

* Ethane = [REDACTED]

*Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

*Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
 Less (-) West Texas Pipeline's applicable tariff rate

AND

 Less (-) the fee derived from the sum of the following fixed fractionation formula:
*  1)  [REDACTED] (re-determined annually)
*  2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel for previous quarter
*      plus [REDACTED] divided by [REDACTED]
*  3)  [REDACTED] times avg electric cost of CBF for previous quarter divided by
*      [REDACTED]
*  4)  [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]
 --------------------------------------------------------------------------------------------
* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                   "SELLER"
         DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SAUNDERS COMPLEX                     EXHIBIT A-1                    DMS # 013468
                                                         DLMT RA # DYD02(TP)0028
                                                               DLMT OEL # 013708

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 ---------------------------------------------------------------------------------------------

      SOURCE            PRODUCT DESTINATION          DELIVERY POINT            QUANTITY
 ---------------------------------------------------------------------------------------------
                                                  OUTLET OF THE          Total production
 SAUNDERS           SAUNDERS INTO WEST TEXAS      SAUNDERS PLANT         owned and/or
                    PIPELINE DELIVERED TO CEDAR                          controlled by DMSLP
                    BAYOU FRACTIONATOR                                   at the Delivery Point


-------------------------------------------------------------------------------

                              PRICE AT DELIVERY POINT
-------------------------------------------------------------------------------
*  Ethane = [REDACTED]

*  Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

*  Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
   Less (-) West Texas Pipeline's applicable tariff rate

   AND

   Less (-) the fee derived from the sum of the following fixed fractionation formula:

*  1)  [REDACTED] (re-determined annually)
*  2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel for
*      previous quarter plus [REDACTED] divided by [REDACTED]
*  3)  [REDACTED] times avg electric cost of CBF for previous quarter divided
*      by [REDACTED]
*  4)  [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]

-------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SHERMAN                            EXHIBIT A-1             DMS CONTRACT # 013463
                                                         DLMT RA # DYD02(TP)0034
                                                                DLMT OEL #013706

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 ------------------------------------------------------------------------------------------------

             SOURCE                  PRODUCT DESTINATION       DELIVERY POINT        QUANTITY
 ------------------------------------------------------------------------------------------------
                                                             OUTLET OF THE       Total
 SHERMAN-BRIDGEPORT               BRIDGEPORT INTO WEST       SHERMAN PLANT       production
                                  TEXAS PIPELINE DELIVERED                       owned and/or
                                  TO CEDAR BAYOU                                 controlled by
                                  FRACTIONATOR                                   DMSLP at the
                                                                                 Delivery Point

----------------------------------------------------------------------------

                             PRICE AT DELIVERY POINT
----------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) the applicable monthly trucking fee from Sherman to Gladewater
* Less (-) a truck unloading fee of [REDACTED]
* Less (-) a loss allowance of [REDACTED]
  Less (-) West Texas Pipeline's applicable tariff rate

  AND

  Less (-) the fee derived from the sum of the following fixed fractionation formula:
*  1)  [REDACTED] (re-determined annually)
*  2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel for
*      previous quarter plus [REDACTED] divided by [REDACTED]
*  3)  [REDACTED] times avg electric cost of CBF for previous quarter
*      divided by [REDACTED]
*  4)  [REDACTED] times avg CPI-U for previous quarter divided by

----------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SHERMAN                            EXHIBIT A-1                      DMS # 013463
                                                         DLMT RA # DYD02(TP)0024
                                                               DLMT OEL # 013706

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 --------------------------------------------------------------------------------------------

         SOURCE                PRODUCT DESTINATION         DELIVERY POINT       QUANTITY
 --------------------------------------------------------------------------------------------
                                                           OUTLET OF THE   Total production
 SHERMAN-GLADEWATER      GLADEWATER INTO WEST TEXAS        SHERMAN PLANT   owned and/or
                         PIPELINE  DELIVERED TO CEDAR                      controlled by
                         BAYOU FRACTIONATOR                                DMSLP at the
                                                                           Delivery Point

--------------------------------------------------------------------------------

                               PRICE AT DELIVERY POINT
--------------------------------------------------------------------------------
*   Ethane = [REDACTED]

*   Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

*   Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
    Less (-) the applicable monthly trucking fee from Sherman to Gladewater
*   Less (-) a truck unloading fee of [REDACTED]
*   Less (-) a loss allowance of [REDACTED]
    Less (-) West Texas Pipeline's applicable tariff rate

    AND

   Less (-) the fee derived from the sum of the following fixed fractionation formula:

*   1)  [REDACTED] (re-determined annually)
*   2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel for
*       previous quarter plus [REDACTED] divided by [REDACTED]
*   3)  [REDACTED] times avg electric cost of CBF for previous quarter divide
*       by [REDACTED]
*   4)  [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]

--------------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SHERMAN                            EXHIBIT A-1                      DMS # 013463
                                                         DLMT RA # DYD02(TP)0035
                                                               DLMT OEL # 013706

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 ------------------------------------------------------------------------------------------------------------

                SOURCE                   PRODUCT DESTINATION       DELIVERY POINT            QUANTITY
 ------------------------------------------------------------------------------------------------------------
                                        TRUCKED FROM THE        OUTLET OF THE         Total production
 SHERMAN-MONT BELVIEU                   SHERMAN PLANT TO MONT   SHERMAN PLANT         owned and/or
                                        BELVIEU AND DELIVERED                         controlled by DMSLP
                                        TO CEDAR BAYOU                                at the Delivery Point
                                        FRACTIONATOR

-----------------------------------------------------------------------------

                             PRICE AT DELIVERY POINT
-----------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) the applicable monthly trucking fee from Sherman to Mont Belvieu
* Less (-) a truck unloading fee of [REDACTED]
* Less (-) the fixed fractionation fee of [REDACTED]


-----------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP


By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SO. LEA COUNTY SYSTEM               EXHIBIT A-1                     DMS # 013466
                                                         DLMT RA # DYD02(TP)0028
                                                               DLMT OEL # 013707

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT
 -----------------------------------------------------------------------------------------

    SOURCE        PRODUCT DESTINATION          DELIVERY POINT             QUANTITY
 -----------------------------------------------------------------------------------------
                                           Outlet of the Eunice    Total production
 Eunice        West Texas Pipeline         Plant                   owned and/or
               Delivered to Cedar Bayou                            controlled by DMSLP
               Fractionator                                        at the Delivery Point



--------------------------------------------------------------------------------

                              PRICE AT DELIVERY POINT
--------------------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) West Texas Pipeline's applicable tariff rate

  AND

  Less (-) the fee derived from the sum of the following fixed fractionation formula:
*  1)  [REDACTED] (re-determined annually)
*  2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel for
*      previous quarter plus [REDACTED] divided by [REDACTED]
*  3)  [REDACTED] times avg electric cost of CBF for previous quarter divided
*      by [REDACTED]
*  4)  [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]

--------------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

SO. LEA COUNTY SYSTEM               EXHIBIT A-1                     DMS # 013466
                                                         DLMT RA # DYD02(TP)0028
                                                               DLMT OEL # 013707

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 ------------------------------------------------------------------------------------------------

       SOURCE           PRODUCT DESTINATION          DELIVERY POINT              QUANTITY
 ------------------------------------------------------------------------------------------------
                                                Outlet of the Monument    Total production owned
 Monument             West Texas Pipeline       Plant                     and/or controlled by
                      Delivered To Cedar                                  DMSLP at the Delivery
                      Bayou Fractionator                                  Point


----------------------------------------------------------------------------

                             PRICE AT DELIVERY POINT
----------------------------------------------------------------------------
*  Ethane = [REDACTED]

*  Propane, Isobutane, Normal Butane, Gasoline = [REDACTED]

*  Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
   Less (-) West Texas Pipeline's applicable tariff rate

   AND

   Less (-) the fee derived from the sum of the following fixed fractionation formula:
*  1)  [REDACTED] (re-determined annually)
*  2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel for
*      previous quarter plus [REDACTED] divided by [REDACTED]
*  3)  [REDACTED] times avg electric cost of CBF for previous quarter
*      divided by [REDACTED]
*  4)  [REDACTED] times avg CPI-U for previous quarter divided by [REDACTED]
----------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                        "Confidential Treatment Request"

STINGRAY                            EXHIBIT A-1                     DMS # 013473
                                                         DLMT RA # DYD02(TP)0007
                                                               DLMT OEL # 013713

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 -------------------------------------------------------------------------------------------------------

            SOURCE                 PRODUCT DESTINATION         DELIVERY POINT            QUANTITY
 -------------------------------------------------------------------------------------------------------
                                                                                   Total production
 STINGRAY                       LAKE CHARLES FRACTIONATOR   OUTLET OF THE          owned and/or
                                                            STINGRAY PLANT         controlled by DMSLP
                                                                                   at the Delivery
                                                                                   Point

---------------------------------------------------------------------

                         PRICE AT DELIVERY POINT
---------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane = [REDACTED]

* Normal Butane, Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with
* [REDACTED] floor

  AND


      Less (-) a transportation and fractionation
*     fee (T&F) of [REDACTED] cents per gallon.
      The T&F fee shall be redetermined quarterly
      beginning April 1, 2002 by taking the sum of
      the following fee components (results in cents
      per gallon):
* 1)  Fixed fee of [REDACTED] cents/gallon
* 2)  [REDACTED] times GDP Implicit Price Deflator (GDP-IPD) for previous quarter divided by GDP-IPD for 4Q 2001
* 3)  [REDACTED] times average price of natural gas for previous
*     quarter (Inside FERC Henry Hub first of month Index) divided by [REDACTED]
* 4)  The T&F fee shall have a floor of [REDACTED] cents/gallon
---------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                ------------------------------------

                       "Confidential Treatment Requested"

WEST SEMINOLE                      EXHIBIT A-1                      DMS # 013469
                                                         DLMT RA # DYD02(TP)0032
                                                               DLMT OEL # 013709

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 -------------------------------------------------------------------------------------------------------

             SOURCE                  PRODUCT DESTINATION         DELIVERY POINT           QUANTITY
 -------------------------------------------------------------------------------------------------------
                                                             OUTLET OF THE WEST      Total production
 WEST SEMINOLE                    WEST SEMINOLE INTO         SEMINOLE PLANT          owned and/or
                                  CHAPARRAL PIPELINE                                 controlled by
                                  DELIVERED TO CEDAR BAYOU                           DMSLP at the
                                  FRACTIONATOR                                       Delivery Point


---------------------------------------------------------------------

                         PRICE AT DELIVERY POINT
---------------------------------------------------------------------
* Ethane = [REDACTED]

* Propane, Isobutane, Normal Butane = [REDACTED]

* Gasoline = [REDACTED]

* Less (-) a marketing fee of [REDACTED] of adjusted base with [REDACTED] floor
  Less (-) Chaparral Pipeline's applicable tariff rate

  AND

  Less (-) the fee derived from the sum of the following fixed fractionation formula:
* 1)  [REDACTED] (re-determined annually)
* 2)  [REDACTED] times avg  fuel gas price of Houston Ship Channel
*     for previous quarter plus [REDACTED] divided by [REDACTED]
* 3)  [REDACTED] times avg electric cost of CBF for previous
*     quarter divided by [REDACTED]
* 4)  [REDACTED] times avg CPI-U for previous quarter divided by
*     [REDACTED]
---------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

"PURCHASER"                                                   "SELLER"
DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
AND TRADE                                                     LIMITED PARTNERSHIP

By:                                                           By:
    ---------------------------------------------                 -----------------------------------

Name:                                                         Name:
      -------------------------------------------                   ---------------------------------

Title:                                                        Title:
       ------------------------------------------                    --------------------------------

Date:                                                         Date:
      -------------------------------------------                  ----------------------------------

                                                     DMS CONTRACT # ____________
                                                     DLMT CONTRACT # ___________

                                  EXHIBIT "A-2"

               Attached To And Made Part Of That Raw Product and Finished Products Purchase And Sale Agreement Dated Effective The 1st Day of January, 2002, Between Dynegy Liquids Marketing And Trade, as "Purchaser" And Dynegy Midstream Services, Limited Partnership, As "Seller".

                            FINISHED PRODUCT PRICING

                       "Confidential Treatment Requested"

BLUEWATER                         EXHIBIT A-2                       DMS # 013477
                                                         DLMT RA # DYD02(TP)0004
                                                               DLMT OEL # 013776

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



 -----------------------------------------------------------------------------------------------------------------------------------

     SOURCE                     DELIVERY POINT             QUANTITY                                          PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Bluewater                 Outlet to the Riverside     Total production owned and/or controlled by       Ethane = [REDACTED]
                           Fractionator                DMSLP at the Delivery Point

                                                                                                         Propane, Isobutane, Normal
*                                                                                                        Butane = [REDACTED]

*                                                                                                        Gasoline = [REDACTED]

                                                                                                         Less (-) a marketing fee of
*                                                                                                        [REDACTED] of adjusted base
*                                                                                                        with [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                           "PURCHASER"                                                       "SELLER"
                      DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                            AND TRADE                                                   LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

BURNS POINT                         EXHIBIT A-2                     DMS # 013478
                                                         DLMT RA # DYD02(TP)0001
                                                               DLMT OEL # 013777

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".


                                DMS SALES TO DLMT

 -----------------------------------------------------------------------------------------------------------------------------------

    SOURCE                 DELIVERY POINT                        QUANTITY                                   PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Burns Point           Outlet to the Promix Fractionator    Total production owned and/or        Ethane = [REDACTED]
                                                            controlled by DMSLP at the
                                                            Delivery Point                       Propane, Isobutane, Normal Butane =
*                                                                                                [REDACTED]

*                                                                                                Gasoline = [REDACTED]

                                                                                                 Less (-) a marketing fee of
*                                                                                                [REDACTED] of adjusted base with
*                                                                                                [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                        "PURCHASER"                                                        "SELLER"
                DYNEGY LIQUIDS MARKETING                                           DYNEGY MIDSTREAM SERVICES,
                        AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CALUMET                             EXHIBIT A-2                     DMS # 013479
                                                         DLMT RA # DYD02(TP)0002
                                                               DLMT OEL # 013778

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 -----------------------------------------------------------------------------------------------------------------------------------

      SOURCE                   DELIVERY POINT             QUANTITY                                       PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Calumet                 Outlet to the Promix        Total production owned and/or                 Ethane = [REDACTED]
                         Fractionator                controlled by DMSLP at the Delivery
                                                     Point                                        Propane, Isobutane, Normal Butane
*                                                                                                  = [REDACTED]

*                                                                                                  Gasoline = [REDACTED]

                                                                                                   Less (-) a marketing fee of
*                                                                                                  [REDACTED] of adjusted base with
*                                                                                                  [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------


*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                     "PURCHASER"                                                      "SELLER"
                DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                      AND TRADE                                                  LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CALUMET                            EXHIBIT A-2                      DMS # 013479
                                                         DLMT RA # DYD02(TP)0003
                                                               DLMT OEL # 013778

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



 -----------------------------------------------------------------------------------------------------------------------------------

        SOURCE                          DELIVERY POINT                QUANTITY                               PRICE AT DELIVERY POINT

 -----------------------------------------------------------------------------------------------------------------------------------
*Calumet Texaco Production        Outlet to the Promix      Total Texaco production owned and/or          Ethane = [REDACTED]
                                  Fractionator              controlled by DMSLP at the Delivery Point
                                                                                                          Propane, Isobutane,
*                                                                                                         Normal Butane = [REDACTED]

*                                                                                                         Gasoline = [REDACTED]

                                                                                                          Less (-) a marketing fee
*                                                                                                         of [REDACTED] cpg
 -----------------------------------------------------------------------------------------------------------------------------------


*For the purpose of this Exhibit,[REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                        "PURCHASER"                                                   "SELLER"
                 DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                         AND TRADE                                               LIMITED PARTNERSHIP

                By:                                                           By:
                   ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

COW ISLAND                         EXHIBIT A-2                      DMS # 013531
                                                                       DLMT RA #
                                                               DLMT OEL # 013780

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------
      SOURCE                     DELIVERY POINT            QUANTITY                                         PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Cow Island               Outlet to the Riverside     Total production owned and/or controlled by       Ethane = [REDACTED]
                          Fractionator                DMSLP at the Delivery Point

                                                                                                        Propane, Isobutane, Normal
*                                                                                                       Butane = [REDACTED

*                                                                                                       Gasoline = [REDACTED]

                                                                                                        Less (-) a marketing fee of
*                                                                                                       [REDACTED] of adjusted base
*                                                                                                       with [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                         "SELLER"
           DYNEGY LIQUIDS MARKETING                                         DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

CHICO/BRECK/SHACK COMPLEX          EXHIBIT A-2                      DMS # 013453
                                                         DLMT RA # DYD02(TP)0030
                                                               DLMT OEL # 013703

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".


                                DMS SALES TO DLMT

 ---------------------------------------------------------------------------------------------------------------------------------

  SOURCE     PRODUCT DESTINATION     DELIVERY POINT       QUANTITY                       PRICE AT DELIVERY POINT
 ---------------------------------------------------------------------------------------------------------------------------------

 CHICO         LOCAL SALES             OUTLET TO THE       Total production owned          Propane, Refrigerant Propane, Mixed
*                                      CHICO PLANT         and/or controlled by            Butane, Natural Gasoline = [REDACTED]
                                                           DMSLP at the Delivery Point
*                                                                                          Less (-) a marketing fee of [REDACTED]
*                                                                                          of adjusted base with [REDACTED] floor
-----------------------------------------------------------------------------------------------------------------------------------

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                        "PURCHASER"                                                         "SELLER"
                  DYNEGY LIQUIDS MARKETING                                        DYNEGY MIDSTREAM SERVICES,
                         AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

N TERREBONNE                       EXHIBIT A-2                      DMS # 013487
                                                         DLMT RA # DYD02(TP)0009
                                                               DLMT OEL # 013782

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

  ----------------------------------------------------------------------------------------------------------------------------------

         SOURCE                   DELIVERY POINT              QUANTITY                                      PRICE AT DELIVERY POINT
  ----------------------------------------------------------------------------------------------------------------------------------

* N Terrebonne              Outlet to the Tebone         Total production owned                     Ethane = [REDACTED]
                            Fractionator                 and/or controlled by
                                                         DMSLP at the Delivery                      Propane, Isobutane, Normal
*                                                        Point                                      Butane = [REDACTED]

*                                                                                                   Gasoline = [REDACTED]

                                                                                                    Less (-) a marketing fee of
*                                                                                                   [REDACTED] of adjusted base
*                                                                                                   with [REDACTED] floor
  ----------------------------------------------------------------------------------------------------------------------------------


* For the purpose of this Exhibit, [REDACTED]

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                           "PURCHASER"                                                     "SELLER"
                     DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                            AND TRADE                                                  LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

SHERMAN                            EXHIBIT A-2                     DMS #  013463
                                                         DLMT RA # DYD02(TP)0025
                                                               DLMT OEL # 013706

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 ----------------------------------------------------------------------------------------------------------------------------------

  SOURCE     PRODUCT DESTINATION    DELIVERY POINT           QUANTITY                          PRICE AT DELIVERY POINT
 ----------------------------------------------------------------------------------------------------------------------------------
 SHERMAN      LOCAL SALES           OUTLET TO THE     Total production owned and/or     Propane,  Raw Mixed Butane (includes
                                    SHERMAN PLANT     controlled by DMSLP at the        Propane, Isobutane, Normal Butane, Natural
*                                                     Delivery Point                    Gasoline) = [REDACTED]
*                                                                                       Less (-) a marketing fee of [REDACTED] of
*                                                                                       adjusted base with [REDACTED] floor
-----------------------------------------------------------------------------------------------------------------------------------

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                     "SELLER"
          DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                 LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

SO. LEA COUNTY SYSTEM               EXHIBIT A-2                     DMS # 013466
                                                         DLMT RA # DYD02(TP)0029
                                                               DLMT OEL # 013707

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".


                                DMS SALES TO DLMT

 -----------------------------------------------------------------------------------------------------------------------------------

 SOURCE       PRODUCT DESTINATION     DELIVERY POINT            QUANTITY                                PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

* MONUMENT    LOCAL SALES             OUTLET TO THE MONUMENT     Total production owned and/or         Propane = [REDACTED]
                                      PLANT                      controlled by DMSLP at the
                                                                 Delivery Point                         Less (-) a marketing fee of
*                                                                                                       [REDACTED] of adjusted base
*                                                                                                       with [REDACTED] floor

------------------------------------------------------------------------------------------------------------------------------------

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                      "SELLER"
          DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                   LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

TOCA                               EXHIBIT A-2                      DMS # 013481
                                                         DLMT RA # DYD02(TP)0010
                                                               DLMT OEL # 013779

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------

     SOURCE             DELIVERY POINT         QUANTITY                                     PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------
*Toca                Outlet to the           Total                      ETHANE = [REDACTED]
                     Norco Fractionator      production
*                                            owned and/or               PROPANE = [REDACTED]
                                             controlled by
*                                            DMSLP at the               ISOBUTANE, NORMAL BUTANE = [REDACTED]
                                             Delivery Point

*                                                                       GASOLINE = [REDACTED]

*                                                                       Less (-) a marketing fee of [REDACTED] of adjusted base with
*                                                                       [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                         "SELLER"
          DYNEGY LIQUIDS MARKETING                                          DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

TOCA                                EXHIBIT A-2                     DMS # 013481
                                                         DLMT RA # DYD02(TP)0011
                                                               DLMT OEL # 103779

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

 -----------------------------------------------------------------------------------------------------------------------------------

        SOURCE                DELIVERY POINT                  QUANTITY                   PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Toca                   Outlet to the Norco         Total production owned         ETHANE = [REDACTED]
                        Fractionator                and/or controlled by DMSLP
*                                                   at the Delivery Point          PROPANE = [REDACTED]

*                                                                                  ISOBUTANE, NORMAL BUTANE = [REDACTED]

*                                                                                  GASOLINE = [REDACTED]

*                                                                                  Less (-) a marketing fee of [REDACTED] of
*                                                                                  adjusted base with [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                            "SELLER"
           DYNEGY LIQUIDS MARKETING                                            DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                        LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

TOCA                                EXHIBIT A-2                     DMS # 013481
                                                         DLMT RA # DYD02(TP)0012
                                                               DLMT OEL # 013779

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------

          SOURCE                 DELIVERY POINT             QUANTITY                               PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Toca                       Outlet to the Norco       Total production                  ETHANE = [REDACTED]
                            Fractionator              owned and/or
*                                                     controlled by DMSLP               PROPANE = [REDACTED]
                                                      at the Delivery Point

*                                                                                       ISOBUTANE, NORMAL BUTANE = [REDACTED]

*                                                                                       GASOLINE = [REDACTED]

*                                                                                       Less (-) a marketing fee of [REDACTED] of
*                                                                                       adjusted base with [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                             "SELLER"
          DYNEGY LIQUIDS MARKETING                                              DYNEGY MIDSTREAM SERVICES,
               AND TRADE                                                           LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

TOCA                               EXHIBIT A-2                      DMS # 013481
                                                         DLMT RA # DYD02(TP)0013
                                                               DLMT OEL # 013779

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



  ----------------------------------------------------------------------------------------------------------------------------------

          SOURCE                   DELIVERY POINT           QUANTITY                                PRICE AT DELIVERY POINT

  ----------------------------------------------------------------------------------------------------------------------------------
* Toca - Texaco Production      Outlet to the Norco     Total Texaco                    ETHANE = [REDACTED]
                                Fractionator            Production Owned
*                                                       And/Or Controlled               PROPANE = [REDACTED]
                                                        By DMSLP At The
*                                                       Delivery Point                  ISOBUTANE, NORMAL BUTANE = [REDACTED]

*                                                                                       GASOLINE = [REDACTED]

*                                                                                       Less (-) a marketing fee of [REDACTED] cpg
  ----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                             "SELLER"
          DYNEGY LIQUIDS MARKETING                                             DYNEGY MIDSTREAM SERVICES,
                AND TRADE                                                        LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

TOCA                                EXHIBIT A-2                     DMS # 013481
                                                         DLMT RA # DYD02(TP)0014
                                                               DLMT OEL # 013779

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



  ----------------------------------------------------------------------------------------------------------------------------------

                SOURCE                    DELIVERY POINT             QUANTITY                   PRICE AT DELIVERY POINT
  ----------------------------------------------------------------------------------------------------------------------------------

* Toca - Texaco Production            Outlet to the Norco     Total TEXACO             ETHANE = [REDACTED]
                                      Fractionator            production owned
*                                                             and/or controlled by     PROPANE = [REDACTED]
                                                              DMSLP at the Delivery
*                                                             Point                    ISOBUTANE, NORMAL BUTANE = [REDACTED]

*                                                                                      GASOLINE = [REDACTED]

*                                                                                      Less (-) a marketing fee of [REDACTED] cpg
  ----------------------------------------------------------------------------------------------------------------------------------

* For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                              "SELLER"
           DYNEGY LIQUIDS MARKETING                                             DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                          LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

YSCLOSKEY                           EXHIBIT A-2                     DMS # 013483
                                                         DLMT RA # DYD02(TP)0015
                                                               DLMT OEL # 013781

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



 -----------------------------------------------------------------------------------------------------------------------------------

             SOURCE                  DELIVERY POINT            QUANTITY                      PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Yscloskey                       Outlet to the Norco      Total production    ETHANE = [REDACTED]
                                 Fractionator             owned and/or
*                                                         controlled by       PROPANE = [REDACTED]
                                                          DMSLP at the
*                                                         Delivery Point      ISOBUTANE, NORMAL BUTANE = [REDACTED]

*                                                                             GASOLINE = [REDACTED]

*                                                                             Less (-) a marketing fee of [REDACTED] of adjusted
*                                                                             base with [REDACTED] floor
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                      "PURCHASER"                                                        "SELLER"
                DYNEGY LIQUIDS MARKETING                                         DYNEGY MIDSTREAM SERVICES,
                       AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

YSCLOSKEY                          EXHIBIT A-2                      DMS # 013483
                                                         DLMT RA # DYD02(TP)0016
                                                               DLMT OEL # 013781

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT



 -----------------------------------------------------------------------------------------------------------------------------------
                      SOURCE                       DELIVERY POINT                QUANTITY                    PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Yscloskey-Texaco Production             Outlet to the  Western Gas       Total Texaco Production        PROPANE = [REDACTED
                                         Resources                        Owned And/Or Controlled By
                                         Fractionator                     DMSLP At The Delivery Point    ISOBUTANE, NORMAL BUTANE =
*                                                                                                        [REDACTED]

*                                                                                                        GASOLINE = [REDACTED]

                                                                                                         Less (-) a marketing fee of
*                                                                                                        [REDACTED] cpg
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                         "SELLER"
        DYNEGY LIQUIDS MARKETING                                           DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                     LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

YSCLOSKEY                          EXHIBIT A-2                      DMS # 013483
                                                         DLMT RA # DYD02(TP)0017
                                                               DLMT OEL # 013781

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT


 -----------------------------------------------------------------------------------------------------------------------------------

             SOURCE                 DELIVERY POINT          QUANTITY             PRICE AT DELIVERY POINT
 -----------------------------------------------------------------------------------------------------------------------------------

*Yscloskey-Texaco Production     Outlet to the Norco    Total TEXACO       ETHANE = [REDACTED]
                                 Fractionator           production owned
*                                                       and/or             PROPANE = [REDACTED]
                                                        controlled by
*                                                       DMSLP at the       ISOBUTANE, NORMAL BUTANE = [REDACTED]
                                                        Delivery Point
*                                                                          GASOLINE = [REDACTED]

*                                                                          Less (-) a marketing fee of [REDACTED] cpg
 -----------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                "PURCHASER"                                                           "SELLER"
           DYNEGY LIQUIDS MARKETING                                           DYNEGY MIDSTREAM SERVICES,
                 AND TRADE                                                        LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                       "Confidential Treatment Requested"

YSCLOSKEY                          EXHIBIT A-2                      DMS # 013483
                                                         DLMT RA # DYD02(TP)0018
                                                               DLMT OEL # 013781

Attached to and made part of that certain Raw Product and Finished Product Purchase Agreement effective January 1, 2002, between Dynegy Liquids Marketing and Trade ("DLMT") as "Purchaser" and Dynegy Midstream Services, Limited Partnership ("DMSLP"), as "Seller".

                                DMS SALES TO DLMT

     -------------------------------------------------------------------------------------------------------------------------------

                SOURCE                   DELIVERY POINT                 QUANTITY                         PRICE AT DELIVERY POINT
     -------------------------------------------------------------------------------------------------------------------------------

*    Yscloskey                      Outlet to the Western     Total production owned        PROPANE = [REDACTED]
                                    Gas Resources             and/or controlled by DMSLP
*                                   Fractionator              at the Delivery Point         ISOBUTANE, NORMAL BUTANE = [REDACTED]

*                                                                                           GASOLINE = [REDACTED]

*                                                                                           Less (-) a marketing fee of [REDACTED]
*                                                                                           of adjusted base with [REDACTED] floor
     -------------------------------------------------------------------------------------------------------------------------------

*For the purpose of this Exhibit, [REDACTED].

This Exhibit A is effective January 1, 2002. From time to time it may be amended as mutually agreed to by the parties. The term, however, is month-to-month until terminated by either party giving the other party thirty (30) days' prior written notice of termination.

                      "PURCHASER"                                                     "SELLER"
                DYNEGY LIQUIDS MARKETING                                      DYNEGY MIDSTREAM SERVICES,
                       AND TRADE                                                 LIMITED PARTNERSHIP

                By:                                                           By:
                    ---------------------------------------------                 -----------------------------------

                Name:                                                         Name:
                      -------------------------------------------                   ---------------------------------

                Title:                                                        Title:
                       ------------------------------------------                    --------------------------------

                Date:                                                         Date:
                      -------------------------------------------                  ----------------------------------

                                   EXHIBIT "B"

               Attached To And Made Part Of That Raw Product and Finished Products Purchase And Sale Agreement Dated Effective The 1st Day Of January, 2002, Between Dynegy Liquids Marketing And Trade, As "Purchaser" And Dynegy Midstream Services, Limited Partnership, As "Seller".

           DEMETHANIZED RAW PRODUCT SPECIFICATIONS FOR TRUCK TRANSPORT

Product characteristics with test methods are herein specified for any demethanized raw material of natural gas liquids delivered to DLMT.

                                                                                                           TEST METHODS
         PRODUCT CHARACTERISTICS                        MINIMUM                         MAXIMUM           LATEST REVISION
         -----------------------                        -------                         -------          ---------------
1.  COMPOSITION                                                                                           ASTM E-260
      Percent by Liquid Volume                          Predominantly Ethane, Propane,
                                                        Butanes & Natural Gasoline
                                                        (Pentanes & Heavier)                              GPA 2177
      Methane & Ethylene                                                                2.0 of Ethane
      Ethylene                                                                          1.0 of Ethane
      Propylene                                                                         5.0 of Propane    ASTM D-863
      Butylene                                                                          1.0 of Butanes
2.  PRODUCT VAPOR PRESSURE                                                              275 psig          ASTM D-1267
3.  LOADING TEMPERATURE
    Minimum Product Loading Temperature, DEG. F 0
4.  CORROSION
    Copper Strip @ 100 DEG. F (Invalid if additive or                                   1-b               ASTM D-1838
    inhibitor is used.)
    Corrosion Additive or Inhibitor, PPM by Weight                                      1                 Applicable Industry
                                                                                                          Practices
5.  TOTAL SULFUR
    PPM by Weight in Liquid                                                             150               ASTM D-3246
6.  CARBON DIOXIDE
    PPM by Weight in Liquid                                                             1000              GPA 2177
6.  DRYNESS                                                                             No Free Water     Visual
7.  PENTANES & HEAVIER                                                                  No Color          Visual Using White
    Perform the Saybolt color test after weathering                                                       Cup Method
    sample to 70 DEG. F if white cup indicates
    possible color.
    COLOR
      - Saybolt No.                                     Plus 25                                           ASTM D-156
    DISTILLATION
      - End Point, DEG. F                                                               375               ASTM D-86
8.  ODORIZATION
      - This product shall not be odorized.
9.  DELETERIOUS SUBSTANCES (PPM BY WEIGHT IN LIQUID)
      - COS                                                                             1
      - Ammonia                                                                         1
      - Fluorides                                                                       1

PRODUCT ACCOUNTING

For accounting purposes, methane and ethylene shall be considered ethane, propylene shall be considered propane, and butylenes shall be considered normal butane within the above listed specification limits. Any excess of these hydrocarbon NGL Components above the specification limits shall not be accounted for.

METHANOL
Shippers should reduce methanol levels to the lowest practical level. Injection rates above the minimum are expensive and wasteful and methanol can destroy catalyst beds in downstream operations.

                                        2